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Scudder Top 50 US Fund

Classes A, B and C

Semiannual Report

February 28, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Top 50 US Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

Top 50 US Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Top 50 US Fund	Nasdaq Symbol	CUSIP Number
Class A	FAUSX	251555678
Class B	FBUSX	251555660
Class C	FCUSX	251555652

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Top 50 US Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Class A	-9.10%	-24.04%	-23.78%	-7.80%	-5.34%
Class B	-9.41%	-24.56%	-24.37%	-	-9.09%
Class C	-9.36%	-24.53%	-24.34%	-	-8.18%
S&P 500 Index+	-7.29%	-22.68%	-13.72%	-2.99%	-.79%

Sources: Lipper Inc. and Investment Company Capital Corporation

Net Asset Value Information
	Class A	Class B	Class C
Net Asset Value: 2/28/03	$ 9.29	$ 7.80	$ 8.52
8/31/02	$ 10.22	$ 8.61	$ 9.40

Class A Lipper Rankings* - Large Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	547	of	972	57
3-Year	711	of	741	96
5-Year	442	of	504	88

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Top 50 US Fund - Class A [] S&P 500 Index+

Yearly periods ended February 28

Comparative Results* (Adjusted for Sales Charge)
Scudder Top 50 US Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(b)	Growth of $10,000	$7,159	$4,173	$6,281	$7,005
	Average annual total return	-28.41%	-25.27%	-8.88%	-6.37%
Class B(b)	Growth of $10,000	$7,317	$4,240	-	$6,115
	Average annual total return	-26.83%	-24.88%	-	-9.46%
Class C(b)	Growth of $10,000	$7,471	$4,288	-	$6,748
	Average annual total return	-25.29%	-24.59%	-	-8.39%
S&P 500 Index+	Growth of $10,000	$7,732	$6,423	$8,592	$9,581
	Average annual total return	-22.68%	-13.72%	-2.99%	-.79%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund's inception dates are: Class A shares: October 2, 1997, Class B shares: March 18, 1998, Class C shares: September 2, 1998. Benchmark returns are for comparative purposes relative to Class A shares and are for the periods beginning September 30, 1997.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery we have been experiencing has lost some of its momentum.

To understand why, it helps to understand how we got here. Think back to the boom of the late 1990s. Companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues recovering - but it is doing so slowly. Businesses and consumers are intent on repairing their balance sheets and budgets after the last boom, so are spending money more cautiously than they have in the past. Plus, two new concerns are making it difficult for the economy to recover wholeheartedly.

First, we are dealing with considerable geopolitical uncertainty. Companies, as well as individuals, fear terrorism, war in the Middle East and tensions with North Korea. As a result, they're more cautious in their spending.

Second, high oil prices are slowing down economic growth. The economy is sensitive to oil prices because oil is the country's dominant fuel source. When the market is tight - as it is now, with prices above $30 a barrel as of press time - this presents a heavy burden on corporate profitability and economic growth. That's because companies who need oil for production are forced to pay more for the product, and in turn are forced to raise prices for their goods. This could limit consumer spending.

Economic Guideposts Data as of 2/28/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Investment Company Capital Corporation

As a result, the near-term outlook for the economy depends on how the geopolitical situation plays out. If energy prices drop, and adverse shocks are avoided - i.e., if there is no prolonged or spreading war, and no major terrorist strikes - we expect the recovery to gradually gather momentum later in the year.

Note that even if the geopolitical concerns are resolved, the government will still need to keep its current policies (such as low interest rates and tax cuts) in place to keep the economy on track. We expect this to occur.

Investment Company Capital Corporation

The sources, opinions and forecasts expressed are those of the economic advisors of Investment Company Capital Corporation as of March 15, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Portfolio Managers Owen B. Fitzpatrick and Karin Hillmer discuss Scudder Top 50 US Fund's strategy and the market environment during the six-month period ended February 28, 2003, and offer an outlook for the months ahead.

Q: During the past six months, the performance of the US equity markets seemed to center around the sluggish pace of US economic growth and investor concerns regarding geopolitical events, particularly the potentially imminent war with Iraq. Will you give us an overview of the US equity market environment over the semiannual period?

A: As we headed into the fund's new fiscal year, the US equity market was experiencing its worst quarter since 1987. Equity markets had to endure the one-year anniversary of the September 11, 2001 attacks, brinkmanship with Iraq and lowered earnings forecasts from high-profile companies in multiple industries. Investors also faced a weaker economic outlook for the winter, including rising unemployment, weaker consumer spending and a lack of capital spending increases, as companies aggressively reduced costs to repair balance sheets. In an effort to jump-start an economy that it thought might be decelerating, the Federal Reserve Board cut interest rates by a decisive 0.50% on November 6, bringing the targeted federal funds rate to 1.25%. This monetary easing, together with a Republican sweep of Congress in the November elections and favorable year-over-year fourth-quarter earnings comparisons, supported a dramatic six-week recovery of the US equity market from its early October lows. Renewed selling in December wiped out part of the rally's gains, but the S&P 500 was still up 8.44% for the fourth calendar quarter.

As 2003 began, investors demonstrated enthusiasm for President Bush's economic growth initiative, including his proposed elimination of double taxation on dividends. However, as concerns about a possible war with Iraq heightened and companies' management reported a subdued outlook for first-quarter corporate earnings, the US equity market stumbled again.

For the six-month period overall, the best-performing sectors in the S&P 500 were the laggards of the prior year - namely, telecommunication services and information technology. These two sectors were the only sectors to end the semiannual period in positive territory. The utilities and industrials sectors were the worst performers, as the outlook for economic growth had dimmed and utility stocks were further hurt by worsening credit conditions.

Q: Consumer spending still accounts for more than 70% of the US gross domestic product. How did the consumer-oriented sectors of the S&P 500 perform?

A: In the past, fiscal and monetary action as well as low interest rates acted as a powerful stimulus for the American consumer. However, the rise in crude oil prices put a damper on consumers' pocketbooks over the past six months. The uncertain outlook for employment growth and the potential war with Iraq also held back consumer outlays. Even discount chain Kohl's and consumer staples giant Kraft Foods disappointed.

Q: Will you describe the Top 50 US Fund's performance against this backdrop?

A: Scudder Top 50 US Fund underperformed its benchmark, the S&P 500, for the six months ended February 28, 2003. The fund's Class A shares produced a return of -9.10% (excluding sales charges) for the six months ended February 28, 2003, as compared to -7.29% for the S&P 500. The Lipper Large-Cap Growth Funds Average1 returned -8.28% for the same period.

1 Lipper Large-Cap Growth Category is a group of mutual funds that invest in stocks with above market earnings potential.

The fund's performance was held back by its technology stocks. Its single holding in the telecommunications services sector, ALLTEL, which lost value during the period, also impacted performance. Still, we maintained the fund's position in ALLTEL, as we like its track record of dependable earnings, dividend growth and attractive dividend yield. Strong stock selection in the health care and industrials sectors added positively to fund performance.

Q: Will you provide us with specific examples of your investment strategies?

A: We continued to seek only the most competitive, high-quality, financially solid companies for the fund's focused portfolio. The fund maintained its concentrations in health care and financial services. Among the fund's top performers in health care were Forest Laboratories and Amgen. We added to the fund's position in Cardinal Health. In financial services, AFLAC and Bank of America were relative winners during the semiannual period; American International Group disappointed.

Information technology was the third-largest group in the fund, but we were invested only in those technology companies that we view as aggressive, tenacious and maintaining a leadership position through a combination of management talent, innovation, product or service differentiation, economies of scale and financial strength. These attributes, we believe, should position these companies to leap ahead of weaker competitors during the economic slowdown and to emerge as even stronger entities when economic activity rebounds. We sold positions in Texas Instruments and Xilinx, while establishing positions in Electronic Arts and Affiliated Computer Services.

We reduced exposure to the consumer discretionary sector, with sales of Home Depot. Positions were reduced in Costco, Estee Lauder, PepsiCo, Wal-Mart Stores, Harley-Davidson and Anheuser-Busch. The only purchase in this sector was Gannett, which has a well-diversified publishing portfolio and 22 network-affiliated TV stations. We expect the primary earnings driver for this US firm over the next 18 to 24 months to come from re-accelerated advertising revenues based on the economy rebounding as we anticipate. We added to the fund's holdings in the consumer staples sector. Among the purchases during the period was Sysco. As the leading US food distributor, Sysco services more than 400,000 customers, including restaurants, hospitals and educational institutions. Sysco appears to be keeping a close eye on costs while simultaneously driving its growth through a combination of acquisitions, sales force expansion and the addition of higher-profit-margin private-label brands.

The fund was underweight in the utilities sector, holding only Entergy. With a solid balance sheet and above-average dividend yield, Entergy was one of the fund's better performers for the period.

The fund's performance was negatively impacted by positions in select defense and aerospace companies of the industrials sector, such as General Dynamics and United Technologies, as these stocks pulled back after too-rosy expectations for rising federal defense outlays. We reduced the fund's sector weighting by selling its positions in General Electric, Honeywell and Lockheed Martin. Some of these proceeds were deployed to add to the fund's position in PACCAR and to add to the fund's position in First Data. We expect First Data to improve revenues and profits as it expands its Western Union business overseas, adding new offices in China, India and Eastern Europe. We also expect First Data to use its free cash flow for acquisitions, share repurchases and dividends. For the period, PACCAR and Avery Dennison were among the fund's strongest performers.

Q: What is your investment outlook for the second half of the fiscal year?

A: In our view, gross domestic product growth for the first quarter of 2003 will likely remain weak, as consumers and corporations alike confront geopolitical uncertainty. Retail sales may also be lackluster, as consumer confidence declined sharply toward the end of the semiannual period and sales in the Northeast were impacted by the Presidents' Day blizzard. Job growth also remains a sore point with consumers. Any sustained economic recovery hinges on renewed investment spending, but corporations may continue to hold back in an effort to rebuild balance sheets. On the positive side is President Bush's proposed economic growth plan, including various changes to the tax code, potentially eliminating taxes on dividends for individuals. Higher-yielding sectors, including utilities, energy and financial services, may benefit most from such a stimulus.

Looking further out, we generally anticipate that the global economic situation will gradually improve and confidence be restored. While we expect the Federal Reserve Board to remain on hold for some time, we believe that interest rates will trend higher in response to a strengthening economy. We also expect corporate earnings growth to re-accelerate later this year, and thus we remain optimistic for positive US equity market returns for 2003.

Q: Given this outlook, what investment strategies do you intend to pursue in the fund?

A: In view of the expected corporate profit recovery over the next several quarters, we intend to continue to monitor for any signs of demand returning to technology orders. As technology inventories remain lean, an uptick in demand should set the stage for positive earnings surprises for those companies that have reduced their cost structures and thus lowered their break-even levels. For the near term, we intend to keep the portfolio relatively neutral in technology until a clearer picture emerges on the demand and capacity fronts and on capital spending patterns for 2003. We intend to continue to seek attractive media stocks. We also intend to reduce the fund's exposure to mortgage lenders in the financial services sector, as we believe that interest rates are close to a major long-term bottom.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2003

Asset Allocation	2/28/03	8/31/02

Common Stocks	100%	100%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/28/03	8/31/02

Health Care	21%	18%
Financials	19%	22%
Information Technology	15%	16%
Consumer Discretionary	13%	15%
Industrials	12%	13%
Consumer Staples	10%	11%
Energy	6%	5%
Utilities	2%	-
Materials	1%	-
Telecommunication Services	1%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2003 (34.0% of Portfolio)
1. Microsoft Corp. Developer and manufacturer of software	4.8%
2. Exxon Mobil Corp. Explorer and producer of oil and gas	3.8%
3. Wells Fargo & Co. Provider of various financial services	3.6%
4. Johnson & Johnson Provider of health care products	3.5%
5. Forest Laboratories, Inc. Developer, manufacturer and seller of branded and generic forms of ethical drug products	3.5%
6. Citigroup, Inc. Provider of diversified financial services holding company	3.3%
7. Cisco Systems, Inc. Developer of computer network products	2.9%
8. Avery Dennison Corp. Developer, manufacturer and marketer of self-adhesive solutions	2.9%
9. Procter & Gamble Co. Manufacturer of diversified consumer products	2.9%
10. Anheuser-Busch Companies, Inc. Producer and operator of brand name beers, cans, and barley seed processing plants	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 28. A quarterly Fund Summary and Portfolio Holdings are available upon request.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited)
Assets
Investment in Top 50 US Portfolio, at value	$ 15,056,084
Receivable for fund shares sold	28,339
Due from Advisor	62,637
Total assets	15,147,060
Liabilities
Other accrued expenses and payables	82,087
Total liabilities	82,087
Net assets, at value	$ 15,064,973
Net Assets
Net assets consist of: Accumulated net investment loss	(315)
Net unrealized appreciation (depreciation) on investments	(4,847,611)
Accumulated net realized gain (loss)	(9,207,865)
Paid-in capital	29,120,764
Net assets, at value	$ 15,064,973
Net Asset Value
Class A Net Asset Value and redemption price per share ($13,070,726 / 1,406,630 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)	$ 9.29
Maximum offering price per share (100 / 94.25 of $9.29)	$ 9.86
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,731,935 / 222,044 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)
$ 7.80
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($262,312 / 30,803 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)
$ 8.52
Maximum offering price per share (100 / 99 of $8.52)	$ 8.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2003 (Unaudited)
Investment Income
Net investment income allocated from the Top 50 US Portfolio: Dividends	$ 97,270
Interest	742
Expenses	(112,705)
Net investment income (loss) allocated from the Top 50 US Portfolio	(14,693)
Expenses: Administrator service fee	11,786
Distribution and shareholder servicing fees	27,614
Transfer agent fees	9,586
Registration fees	110
Reports to shareholders	11,206
Accounting fees	10,207
Legal	10,009
Auditing	5,700
Directors' fees and expenses	335
Other	1,511
Total expenses, before expense reductions	88,064
Expense reductions	(102,442)
Total expenses, after expense reductions	(14,378)
Net investment income (loss)	(315)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,326,408)
Net unrealized appreciation (depreciation) during the period on investments	(196,246)
Net gain (loss) on investment transactions	(1,522,654)
Net increase (decrease) in net assets resulting from operations	$ (1,522,969)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003 (Unaudited)	Year Ended August 31, 2002
Operations: Net investment income (loss)	$ (315)	$ (53,970)
Net realized gain (loss) on investment transactions	(1,326,408)	(5,447,340)
Net unrealized appreciation (depreciation) on investment transactions during the period	(196,246)	504,104
Net increase (decrease) in net assets resulting from operations	(1,522,969)	(4,997,206)
Fund share transactions: Proceeds from shares sold	1,785,801	7,851,698
Cost of shares redeemed	(2,277,767)	(6,465,881)
Net increase (decrease) in net assets from Fund share transactions	(491,966)	1,385,817
Increase (decrease) in net assets	(2,014,935)	(3,611,389)
Net assets at beginning of period	17,079,908	20,691,297
Net assets at end of period (including accumulated net investment loss of $315 at February 28, 2003)	$ 15,064,973	$ 17,079,908

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 13.24	$ 22.34	$ 17.89	$ 12.62	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	.00c***	(.02)[c]	(.03)	(.10)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.93)	(3.00)	(9.07)	4.55	5.35	.15
Total from investment operations	(.93)	(3.02)	(9.10)	4.45	5.27	.12
Net asset value, end of period	$ 9.29	$ 10.22	$ 13.24	$ 22.34	$ 17.89	$ 12.62
Total Return (%)[d]	(9.10)**	(22.81)	(40.73)	24.87	41.76	.96**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	13,071	14,703	16,027	10,784	3,370	2,056
Ratio of expenses before expense reductions, including expenses of the Top 50 US Portfolio (%)	2.45*	2.53	3.09	4.81	5.71	11.58*
Ratio of expenses after expense reductions, including expenses of the Top 50 US Portfolio (%)	1.15*	1.15	1.15	1.31	1.50	1.50*
Ratio of net investment income (loss) (%)	.10*	(.15)	(.25)	(.65)	(.52)	(.44)*
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period October 2, 1997 (commencement of operations) to August 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005

Class B
Years Ended August 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.61	$ 11.24	$ 19.11	$ 15.44	$ 10.96	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.02)[c]	(.08)[c]	(.15)	(.18)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.79)	(2.55)	(7.72)	3.85	4.60	(1.48)
Total from investment operations	(.81)	(2.63)	(7.87)	3.67	4.48	(1.54)
Net asset value, end of period	$ 7.80	$ 8.61	$ 11.24	$ 19.11	$ 15.44	$ 10.96
Total Return (%)[d]	(9.41)**	(23.40)	(41.21)	23.77	40.88	(12.32)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,732	2,107	4,178	4,576	2,764	436
Ratio of expenses before expense reductions, including expenses of the Top 50 US Portfolio (%)	3.20*	3.29	3.83	5.55	6.83	12.33*
Ratio of expenses after expense reductions, including expenses of the Top 50 US Portfolio (%)	1.90*	1.90	1.90	2.09	2.25	2.25*
Ratio of net investment income (loss) (%)	(.65)*	(.90)	(1.01)	(1.42)	(1.30)	(1.35)*
[a] For the six month period ended February 28, 2003 (Unaudited).
[b] For the period March 18, 1998 (commencement of operations) to August 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2003[a]	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.40	$ 12.27	$ 20.86	$ 16.83	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.03)[c]	(.10)[c]	(.16)	(.17)	(.09)
Net realized and unrealized gain (loss) on investment transactions	(.86)	(2.77)	(8.43)	4.20	4.42
Total from investment operations	(.88)	(2.87)	(8.59)	4.03	4.33
Net asset value, end of period	$ 8.52	$ 9.40	$ 12.27	$ 20.86	$ 16.83
Total Return (%)[d]	(9.36)**	(23.39)	(41.18)	23.95	34.64**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	262	269	487	280	136
Ratio of expenses before expense reductions, including expenses of the Top 50 US Portfolio (%)	3.20*	3.29	3.74	5.53	7.15*
Ratio of expenses after expense reductions, including expenses of the Top 50 US Portfolio (%)	1.90*	1.90	1.90	2.07	2.25*
Ratio of net investment income (loss) (%)	(.65)*	(.90)	(.98)	(1.41)	(1.31)*
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period September 2, 1998 (commencement of operations) to August 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Top 50 US Fund ("Scudder Top 50 US Fund" or the "Fund"), a non-diversified series of the Deutsche Investors Funds, Inc. (the "Corporation"), is registered under the Investment Company Act of 1940, as amended (the "1940 act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 US Portfolio (the "Portfolio"), an open-end management investment company advised by Investment Company Capital Corporation ("ICCC") and subadvised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On February 28, 2003, the Fund owned approximately 74% of the Top 50 US Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $3,414,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2007 ($39,000), August 31, 2008 ($38,000) and August 31, 2010 ($3,337,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $4,464,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At August 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (3,414,000)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

B. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation (the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio and Administrator for the Fund.

For the six months ended February 28, 2003, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares 1.15%, Class B shares 1.90% and Class C shares 1.90%. Under these agreements, the Advisor waived and absorbed $102,442 of expenses, which includes expenses incurred by the Top 50 US Portfolio.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the six months ended February 28, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at February 28, 2003
Class A	$ 10,192	$ 1,492
Class B	1,403	205
Class C	191	28
	$ 11,786	$ 1,725

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

SISC is the Fund's transfer and dividend disbursing agent. As compensation for providing these services the Fund pays SISC up to $16.75 per account per year, plus reimbursement for out-of-pocket expenses. The amount charged to the Fund by SISC for these service aggregated $9,586, of which $1,920 is unpaid at February 28, 2003.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. was the distributor to the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period six months ended February 28, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2003
Class A	$ 16,986	$ 18,583
Class B	7,018	7,699
Class C	953	1,126
	$ 24,957	$ 27,408

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. During the six months ended February 28, 2003, the effective rate for both Class B and Class C shares was 0.25%. For the six months ended February 28, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at February 28, 2003
Class B	2,339	2,566
Class C	318	375
	$ 2,657	$ 2,941

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2003 aggregated to $0.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2003, the CDSC for Class B and C shares aggregated $6,441 and $0, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Accounting Fees

A third party service provider is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months ended February 28, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	162,379	$ 1,575,642	593,712	$ 7,328,169
Class B	21,995	182,844	47,209	453,902
Class C	3,162	27,315	6,257	69,627
		$ 1,785,801		$ 7,851,698
Shares redeemed
Class A	(194,079)	$ (1,900,475)	(366,050)	$ (4,500,240)
Class B	(44,599)	(368,235)	(174,335)	(1,777,442)
Class C	(978)	(9,057)	(17,288)	(188,199)
		$ (2,277,767)		$ (6,465,881)
Net increase (decrease)
Class A	(31,700)	$ (324,833)	227,662	$ 2,827,929
Class B	(22,604)	(185,391)	(127,126)	(1,323,540)
Class C	2,184	18,258	(11,031)	(118,572)
		$ (491,966)		$ 1,385,817

(The following financial statements of the Top 50 US Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of February 28, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 100.0%
Consumer Discretionary 13.4%
Automobiles 1.6%
Harley-Davidson, Inc.	8,000	316,720
Household Durables 1.1%
Fortune Brands, Inc.	5,000	219,200
Media 4.1%
Gannett Co., Inc.	6,000	433,020
McGraw-Hill, Inc.	7,000	393,680
		826,700
Multiline Retail 4.9%
Costco Wholesale Corp.*	5,000	152,600
Kohl's Corp.*	8,000	391,200
Wal-Mart Stores, Inc.	9,240	444,074
		987,874
Specialty Retail 1.7%
Bed Bath & Beyond, Inc.*	10,000	330,400
Consumer Staples 10.4%
Beverages 4.1%
Anheuser-Busch Companies, Inc.	12,000	558,000
PepsiCo, Inc.	7,000	268,240
		826,240
Food & Drug Retailing 1.4%
Sysco Corp.	10,000	271,200
Food Products 0.7%
Kraft Foods, Inc. "A"	5,000	148,050
Household Products 2.9%
Procter & Gamble Co.	7,000	573,020
Personal Products 1.3%
Estee Lauder Companies, Inc. "A"	9,000	252,450
Energy 5.8%
Oil & Gas
Exxon Mobil Corp.	22,400	762,048
Royal Dutch Petroleum Co. (New York shares)*	10,000	396,700
		1,158,748
Financials 18.8%
Banks 6.9%
Bank of America Corp.	8,000	553,920
Washington Mutual, Inc.	3,000	103,590
Wells Fargo & Co.	16,000	725,600
		1,383,110
Diversified Financials 7.3%
American Express Co.	10,400	349,232
Citigroup, Inc.	20,000	666,800
Fannie Mae	7,000	448,700
		1,464,732
Insurance 4.6%
AFLAC, Inc.	15,000	468,750
American International Group, Inc.	8,900	438,681
		907,431
Health Care 20.6%
Biotechnology 2.2%
Amgen, Inc.*	7,950	434,388
Health Care Equipment & Supplies 2.4%
Medtronic, Inc.	10,570	472,479
Health Care Providers & Services 6.4%
Cardinal Health, Inc.	8,000	458,320
Quest Diagnostics, Inc.*	8,000	422,080
Wellpoint Health Networks, Inc.*	6,000	408,060
		1,288,460
Pharmaceuticals 9.6%
Forest Laboratories, Inc.*	14,000	697,200
Johnson & Johnson	13,340	699,683
Pfizer, Inc.	17,727	528,619
		1,925,502
Industrials 11.9%
Aerospace & Defense 4.1%
General Dynamics Corp.	6,000	355,560
United Technologies Corp.	8,000	468,640
		824,200
Commercial Services & Supplies 5.6%
Avery Dennison Corp.	10,000	574,000
First Data Corp.	16,000	554,400
		1,128,400
Machinery 2.2%
PACCAR, Inc.	9,000	432,180
Information Technology 15.1%
Communications Equipment 2.9%
Cisco Systems, Inc.*	41,650	582,267
Computers & Peripherals 2.7%
International Business Machines Corp.	7,000	545,650
IT Consulting & Services 1.1%
Affiliated Computer Services, Inc. "A"*	5,000	224,150
Semiconductor Equipment & Products 1.1%
Altera Corp.*	5,000	62,650
Linear Technology Corp.	5,000	153,350
		216,000
Software 7.3%
Electronic Arts, Inc.*	3,000	158,400
Microsoft Corp.	40,600	962,220
VERITAS Software Corp.*	19,500	332,085
		1,452,705
Materials 1.1%
Chemicals
Sigma-Aldrich Corp.	5,000	219,100
Telecommunication Services 1.1%
Diversified Telecommunication Services
ALLTEL Corp.	5,000	217,100
Utilities 1.8%
Electric Utilities
Entergy Corp.	8,000	364,401
Total Common Stocks (Cost $22,212,940)		19,992,857
Total Investment Portfolio - 100.0% (Cost $22,212,940) (a)		19,992,857

* Non-income producing security.
(a) The cost for federal income tax purposes was $22,222,163. At February 28, 2003, net unrealized depreciation for all securities based on tax cost was $2,229,306. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,052,293 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,281,599.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $22,212,940)	$ 19,992,857
Cash equivalents	478,332
Dividends and interest receivable	36,910
Total assets	20,508,099
Liabilities
Accrued Advisory fee	75,544
Other accrued expenses and payables	50,348
Total liabilities	125,892
Net assets, at value	$ 20,382,207

Statement of Operations for the six months ended February 28, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 132,805
Interest	1,020
Total Income	133,825
Expenses: Advisory fee	91,509
Administrative service fee	16,148
Accounting fees	19,886
Auditing	10,371
Custody fees	5,370
Legal	1,984
Trustees' fees and expenses	330
Other	9,051
Total expenses	154,649
Net investment income (loss)	(20,824)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,842,040)
Net unrealized appreciation (depreciation) during the period on investments	(236,388)
Net gain (loss) on investment transactions	(2,078,428)
Net increase (decrease) in net assets resulting from operations	$ (2,099,252)

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003 (Unaudited)	Year Ended August 31, 2002
Operations: Net investment income (loss)	$ (20,824)	$ (114,863)
Net realized gain (loss) on investment transactions	(1,842,040)	(8,404,043)
Net unrealized appreciation (depreciation) on investment transactions during the period	(236,388)	1,090,427
Net increase (decrease) in net assets resulting from operations	(2,099,252)	(7,428,479)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	1,893,233	9,137,722
Value of capital withdrawn	(3,293,701)	(12,264,377)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(1,400,468)	(3,126,655)
Increase (decrease) in net assets	(3,499,720)	(10,555,134)
Net assets at beginning of period	23,881,927	34,437,061
Net assets at end of period	$ 20,382,207	$ 23,881,927

Financial Highlights

Years Ended August 31,	2003[a]	2002	2001	2000	1999	1998[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	24	34	36	24	14
Ratio of expenses before interest expense (%)	1.44*	1.38	1.47	1.67	1.98	3.24*
Ratio of expenses after interest expense (%)[c]	1.44*	1.38	1.47	1.67	1.98	3.24*
Ratio of net investment income (loss) (%)	(.19)*	(.39)	(.59)	(1.00)	(1.00)	(2.18)*
Portfolio turnover rate (%)	49*	51	31	68	58	24
Total investment return (%)	(8.81)**	(22.58)	-	-	-	-
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period October 2, 1997 (commencement of operations) to August 31, 1998.
[c] For the period ended August 31, 1998 and the years ended 1999 and 2000, interest expense amounts rounded to less than 0.01%. For the year ended August 31, 2001, the year ended August 31, 2002 and the period ended February 28, 2003 the Portfolio incurred no interest expense.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Top 50 US Portfolio ("Top 50 US Portfolio" or the "Portfolio"), a non-diversified series of the Deutsche Investors Portfolios Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust.

Cash. Cash includes deposits held at the Portfolio's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended February, 28 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $5,615,624 and $7,257,489, respectively.

C. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, Inc. ("DeAM, Inc."), is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Portfolio. DeAM, Inc., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Portfolio.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. DeAM, Inc., an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio.

Administrative Service Fee. Under the Administration Services Appendix to the Master Services Agreement, the Portfolio pays ICCC an annual fee (the "Administrative Service Fee") based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Portfolio's average daily net assets. The Administrative Service fee aggregated $16,148, of which $2,342 is unpaid at February 28, 2003.

Various third party service providers provide certain services to the Portfolio. Certain expenses of the Portfolio will not be borne by the Advisor under the sub-administrative service fee such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Accounting Fees

A third party service provider is responsible for maintaining the portfolio and general accounting records of the Portfolio.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Investors Bank & Trust Company

200 Clarendon Street Boston, MA 02116
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes